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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 25, 1999 included in the Annual Report on Form 10-K of Freedom Securities Corporation for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



/s/ ERNST & YOUNG LLP

ERNST & YOUNG LLP
New York, New York
May 10, 1999